SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Xenogen Corporation

(Exact name of registrant as specified in its charter)

Delaware	77-0412269
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

860 Atlantic Avenue, Alameda, California 94501

(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☒

Securities Act registration statement file number to which this form relates (if applicable): 333-114152

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value per share

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Item 1. Description of Registrant’s Securities to be Registered

Xenogen Corporation (the “Registrant”) hereby incorporates by reference the description of its securities to be registered hereunder contained under the heading “Description of Capital Stock” in the Registrant’s Registration Statement on Form S-1 (File No. 333-114152), as originally filed with the Securities and Exchange Commission (the “Commission”) on April 2, 2004 or subsequently amended (the “Registration Statement”), and in the prospectus included in the Registration Statement to be filed separately by the Registrant with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 2. Exhibits

The following exhibits are filed herewith or incorporated by reference herein as indicated below:

2.1(1)	Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect together with the certificate of amendment as exhibit 2.2.

2.2(2)	Certificate of Amendment to the Certificate of Incorporation of the Registrant.

2.3(3)	Form of Amended and Restated Certificate of Incorporation of the Registrant, to be effective upon completion of the offering.

2.4(4)	Bylaws of the Registrant, as currently in effect.

2.5(5)	Form of Amended and Restated Bylaws of the Registrant, to be effective upon completion of the offering.

2.6(6)	Form of Specimen Common Stock Certificate.

2.7(7)	Amended and Restated Investors’ Rights Agreement between the Registrant and the investors set forth on the signature pages thereto, dated July 8, 2003.

(1)	Incorporated by reference to Exhibit 3.1 to the Registration Statement.
(2)	Incorporated by reference to Exhibit 3.5 to the Registration Statement.
(3)	Incorporated by reference to Exhibit 3.2 to the Registration Statement.
(4)	Incorporated by reference to Exhibit 3.3 to the Registration Statement.
(5)	Incorporated by reference to Exhibit 3.4 to the Registration Statement.
(6)	Incorporated by reference to Exhibit 4.1 to the Registration Statement.
(7)	Incorporated by reference to Exhibit 10.1 to the Registration Statement.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 12, 2004	XENOGEN CORPORATION

	By:	/s/ David W. Carter
David W. Carter
Chief Executive Officer and Chairman of the Board

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EXHIBIT INDEX

Exhibit Number	Description
2.1(1)	Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect together with the certificate of amendment as exhibit 2.2.

2.2(2)	Certificate of Amendment to the Certificate of Incorporation of the Registrant.

2.3(3)	Form of Amended and Restated Certificate of Incorporation of the Registrant, to be effective upon completion of the offering.

2.4(4)	Bylaws of the Registrant, as currently in effect.

2.5(5)	Form of Amended and Restated Bylaws of the Registrant, to be effective upon completion of the offering.

2.6(6)	Form of Specimen Common Stock Certificate.

2.7(7)	Amended and Restated Investors’ Rights Agreement between the Registrant and the investors set forth on the signature pages thereto, dated July 8, 2003.

(1)	Incorporated by reference to Exhibit 3.1 to the Registration Statement.
(2)	Incorporated by reference to Exhibit 3.5 to the Registration Statement.
(3)	Incorporated by reference to Exhibit 3.2 to the Registration Statement.
(4)	Incorporated by reference to Exhibit 3.3 to the Registration Statement.
(5)	Incorporated by reference to Exhibit 3.4 to the Registration Statement.
(6)	Incorporated by reference to Exhibit 4.1 to the Registration Statement.
(7)	Incorporated by reference to Exhibit 10.1 to the Registration Statement.

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